UNIVEST®

BANKING | INSURANCE | INVESTMENTS

Investor Presentation

May 16 - 17, 2017

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “believe, "anticipate," “expect,” "intend," "plan," "goal," "target," “project" "may," "should” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following, as well as the risk factors described in Item 1A, “Risk Factors” in our Form 10-K for the year ended December 31, 2016:

- Operating, legal and regulatory risks
- Economic, political and competitive forces impacting various lines of business
- Volatility in interest rates
- Other risks and uncertainties, including those occurring in the U.S. and world financial systems
- The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Univest Company Overview

- Headquartered in Souderton, Pennsylvania (Montgomery County)
- Bank founded in 1876, holding company formed in 1973
- Engaged in financial services business, providing full range of banking, insurance and wealth management services
  - Comprehensive financial solutions delivered locally
- Serving nine counties in the Southeastern region of Pennsylvania and two counties in South Jersey
- Operating leverage and scale with $4.3 billion of bank assets, $3.3 billion of wealth AUM and $160 million of underwritten insurance premiums
- Customer base primarily consists of businesses, residents, municipalities and nonprofit organizations

Univest Primary Service Area

Nine counties in Southeastern PA
and two counties in Southern New Jersey



Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Chester
Delaware
Philadelphia
NEW JERSEY
Atlantic
Cape May

Recent Highlights

- Proven operating results, holding company profitable in all years of existence with profits every quarter since 1984
- Disciplined and experienced M&A targeting and integration, successfully acquiring and integrating six transactions in the last five years; building franchise value across a diverse set of businesses
- Continued outstanding asset quality due to strong credit culture and experienced lending teams
- Closed Fox Chase Bancorp, Inc. acquisition on July 1, 2016
  - System conversion completed in September 2016
  - Costs saves of 45% were fully recognized in 1st Qtr. 2017
  - Retained all commercial lenders and relationship managers
- Lift-Out of BB&T team (formerly National Penn)– Lancaster County, PA
  - Hired ten commercial lenders and relationship managers in 2nd Qtr. 2016
  - Focus on Agricultural and C&I lending
  - Opened two locations - Willow Street (August 2016) and Strasburg (April 2017); with plans for two more locations in 2017 (Brownstown & Christiana)

Diversification Strategy

- Diversification from bank "only" to a financial services company began in 1999
  - Diversified businesses include wealth management, insurance, mortgage banking and equipment finance
  - Increased noninterest revenue to manage through credit and interest rate cycles
  - Noninterest revenue targeted at 30% of total revenue for 2017
  - Disciplined acquisition criteria based on IRR and earn-back of TBV/Share dilution
  - Bank provides opportunity to cross-sell to customer base

Recent Initiatives

- Capitalizing on market disruption to recruit experienced sales personnel to drive organic revenue growth
- Developed and implemented new financial center model that is smaller in size and delivers consultative services augmented by technology
- Comprehensive mobile app (both iPhone and Droid) facilitates customer access anytime and anywhere
- Making investments in facilities and technology to improve customer access and experience
- Strong foundation to support future growth

Commercial Banking

- 62 lenders and relationship managers operating in three divisions established by geography
  - Delaware Valley: Bucks, Montgomery, Chester, Delaware and Philadelphia counties in Pennsylvania and Cape May and Atlantic counties in New Jersey.
  - Lancaster: Lancaster and Berks counties
  - Lehigh Valley: Lehigh and Northampton counties
- Average loan size
  - Commercial real estate - $473,000
  - C&I - $207,000
  - Tax-exempt - $2.1 million
- Commercial customer base provides large opportunity for cross-sell of cash management, wealth management and insurance products and services

Commercial Loan Detail as of 3/31/2017



Tax-exempt 8%
C&I 27%
Commercial Real Estate 65%
*includes $282.4 million of Residential Real Estate secured for Business Purposes

($2.7 Billion; represents 81.3% of total loans)

Consumer Banking

- 38 financial service centers located in Bucks, Chester, Lancaster, Lehigh, Montgomery and Philadelphia counties in PA and Ocean City, NJ; also operating 14 retirement centers in Bucks and Montgomery counties
- Proactively addressed continued reduction in transactional volume by closing twelve financial centers since September 2015; Reinvesting savings to cover our operating footprint
- New financial center staffed by personal bankers, providing consultative services augmented by technology
- Testing appointment banking with early signs of success
- Growth strategy focused on obtaining consumer business from commercial customers and their employee base

Univest Financial Center Locations


Hamilton Crossings
Milford
Quakertown
East Greenville
Perkasie
Plumsteadville
Lahaska
Greenlane
Telford
Hilltown
Souderton
Doylestown
Vernfield
Franconia
Chalfont
Schwenksville
Line Lexington
Skippack
Lansdale
Montgomeryville
Newtown
Warminster
Richboro
Hatboro
Collegeville
Blue Bell
Willow Grove
Bensalem
Chestnut Hill
Northeast Philadelphia
Mt. Airy
Fairmount
West Chester
University City
South Philadelphia
Philadelphia
Trenton
LANCASTER COUNTY
Willow Street
Strasburg
Brownstown
Christiana
NEW JERSEY
Ocean City, Cape May County

Mortgage Banking

- 31 Home Loan Consultants operating in Bucks, Chester, Lancaster and Montgomery counties and the Lehigh Valley
  - Centralized underwriting and closing
- Primary agency lender: FNMA, FHLMC, FHA, VA and USDA
  - FNMA and FHLMC eligible loans sold servicing retained
  - FHA, VA and USDA loans sold to correspondents servicing released
  - Portfolio primarily non-conforming
- $970 million in loans serviced for others as of March 31, 2017
- Residential mortgages on balance sheet of $463 million or 13.8% of total loans as of March 31, 2017



Residential Mortgage Originations
$400,000
$300,000
$200,000
$100,000
$-
$'s (000)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
MSR Asset Value ($'s 000)
2010
2011
2012
2013
2014
2015
2016
2017
Agency
Correspondent
Portfolio
MSR Asset

Chart data as of and for years ended December 31
except 2017 which is as of and for the period ended March 31

Univest Capital, Inc.

- Equipment financing business with $133 million in lease receivables as of March 31, 2017
  - Average lease size $18,000, typically with three year term
- Primary industries served: health care, education, automotive, golf and energy
- Manage residual risk by primarily using $1 buyout leases



Lease Financing
$145,000
$125,000
$105,000
$85,000
$65,000
$45,000
$25,000
$'s (000)
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Yield
2010
2011
2012
2013
2014
2015
2016
2017
Commercial
Government
Purchased
Yield

Chart data as of and for years ended December 31
except 2017 which is as of and for the period ended March 31

Wealth Management

- Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust
- Organic growth supplemented by acquisition
  - Trust powers obtained in 1928
  - Broker / Dealer acquired in 1999
  - Municipal pension operation acquired in 2008
  - Registered investment advisor, Girard Partners, acquired in January 2014
    - Operates as Girard Partners, a Univest Wealth Management firm
    - Will serve as platform for subsequent fold in acquisitions
    - Final buy-out completed in 12/2016
- $3.3 billion in assets under management/ supervision at March 31, 2017
- 1st quarter 2017 revenue growth of 19.2% compared to 1st quarter 2016



Assets Under Management
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
RIA
Broker/Dealer
Trust

Chart data as of December 31
except 2017 which is as of March 31

Insurance

- Independent insurance agency with more than 60 carrier relationships
- Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions
- Built via a series of eight acquisitions beginning in 2000. Latest acquisition of Sterner Insurance in July 2014, provided presence in Lehigh Valley
- Written premiums of $160 million as of March 31, 2017
- 1st quarter 2017 revenue growth of 5.9% compared to 1st quarter 2016 (excluding contingency revenue)



Written Premiums
$160,000
$120,000
$80,000
$40,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
Commercial
Personal
Employee Benefits

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Market Opportunity

- With BB&T's acquisitions of Susquehanna Bancshares and National Penn Bancshares, Univest is one of the four largest community focused financial institutions remaining headquartered in the market (Bryn Mawr Trust, WSFS and Beneficial). Only one of the four primarily located north of the East/West Pennsylvania Turnpike.
- Univest Bank and Trust Co. operates in nine counties in Pennsylvania including: Bucks, Chester, Delaware, Lehigh, Northampton, Montgomery, Lancaster, Berks and Philadelphia
- Of these nine counties, the Univest financial center network is present in six: Bucks, Montgomery, Philadelphia Chester, Lancaster and Lehigh

FDIC Market Share (June 30, 2016 Proforma Combined Entity)				
Market	Market Rank	# of Branches	Deposits	Share %
Montgomery County	5th	15	$1.8B	6.72%
Bucks County	8th	12	$768M	4.37%
Philadelphia County	12th	6	$501M	1.01%

Executive Leadership Team

Name	Age	Tenure (yrs.) with Univest	Title
Jeffrey M. Schweitzer	44	9	President and CEO, Univest Corporation of PA
Michael S. Keim	49	8	President, Univest Bank and Trust Co.
Roger S. Deacon	54	1	Senior Executive Vice President, Chief Financial Officer (Former Fox Chase Chief Financial Officer for nine years)
Duane J. Brobst	64	23	Senior Executive Vice President, Chief Risk Officer
Philip C. Jackson	66	11	President, Commercial Banking, Lehigh Valley Division
Michael S. Fitzgerald	53	1	President, Commercial Banking, Delaware Valley Division (Former Fox Chase Chief Lending Officer for seven years)
Kevin B. Norris	58	3	President, Wealth Management and Univest Investments, Inc.
Hugh W. Connelly	52	10	President, Business Banking and Univest Capital, Inc.
Ronald R. Flaherty	50	8	President, Univest Insurance, Inc.
Louis P. Spinelli	64	5	President, Consumer Banking
Eric W. Conner	46	10	Executive Vice President and Chief Information Officer
M. Theresa Schwartzer	47	13	Executive Vice President and Director of Human Resources
Annette D. Szygiel	54	13	Executive Vice President and Chief Experience Officer

2017 Strategy

- No Bank acquisitions planned – provides for clean, stable earnings
- Focus primarily on Commercial Loan organic growth (10 - 12%);
  - Core Univest plus Fox Chase team (8 - 9%)
  - Lancaster team (2 - 3%)
- Operational Leverage – Reduce efficiency ratio
- Opportunistic, but disciplined, approach to Wealth and Insurance acquisitions
- Multi prong approach to deposits:
  - Municipalities, Counties and Authorities
  - Commercial customers
  - Retail promotions
  - Brokered

1st Quarter 2017 Results

- Earnings of $10.9 million or $0.41 per share
  - Earnings transparency with no acquisition and integration costs
- Loan growth of 6.8% (annualized) and Deposit growth of 13.3% (annualized)
- ROA of 1.04%
- Net Interest Margin, excluding purchase accounting, increased to 3.71% from 3.62% in 4th quarter 2016 (asset sensitive)
- Efficiency Ratio of 62.7% (improved operating leverage)
- NPA to Total Assets of 0.64% (continued strong credit)
- Loan to Deposit Ratio of 99.4%
- Tangible Equity to Tangible Assets of 8.06%

Attractive Investment Opportunity

- Super-Community Bank located in attractive Southeastern Pennsylvania market
- Diversified lines of business and revenue streams
- Ability to scale and obtain operating leverage
- ROA exceeds 1.00% in 2014, 2015 and 1st quarter 2017 (excluding integration, acquisition related and restructuring charges)
- Dividend Yield of 2.65% (1)
- Attractive valuation –
  - 14.6X Projected 2018 EPS (1)
  - Peers trade at 16.5X Projected 2018 EPS (2)

(1) Based on price of $30.15 (represents avg. price from 4/27/2017 to 5/3/2017 – post 1st qtr. 2017 earnings release); and analyst average consensus of $2.06 EPS for 2018 (Piper analyst projection of $2.00 EPS, KBW analyst projection of $2.10 and Sandler analyst projection of $2.07);

(2) Northeast Community Bank Peer Group – Piper Jaffray May 1, 2017

Summary Financial Highlights

Summary Financial Highlights


Assets
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
Net Loans
Investments
Other Assets
Cash

Chart data as of December 31
except 2017 which is as of March 31

Summary Financial Highlights



Loan & Lease Detail at March 31, 2017
Loans to Individuals, 0.8%
Lease Financings, 4.0%
Real Estate - Residential, 13.8%
Commercial, financial and agricultural, 25.2%
*includes Residential Real Estate secured for Business Purposes
Commercial Real Estate, 56.2%

($3.3 Billion at March 31, 2017)



Investment Portfolio at March 31, 2017
Municipal Bonds 18.2%
US Agencies 8.0%
Corporate Bonds 25.4%
MBS/CMO 45.8%
Equities 0.2%
Money Market 2.4%

($465 Million at March 31, 2017)

Summary Financial Highlights


Liabilities
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
Interest-bearing Deposits
Borrowings
Noninterest-bearing Deposits
Other Liabilities


Deposit Detail
$3,750,000
$3,000,000
$2,250,000
$1,500,000
$750,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
DD, Noninterest-Bearing
DD, Interest-Bearing
Regular Savings
Time Deposits

Chart data as of December 31
except 2017 which is as of March 31

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Asset Quality


Nonperforming Assets
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Net Charge-offs / Average Loans and Leases
2010
2011
2012
2013
2014
2015
2016
2017
Non-performing Assets
Ration of net charge-offs to average loans and leases


Non-Accrual Loans and Leases
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
ALLL / non-accrual Loans and Leases
2010
2011
2012
2013
2014
2015
2016
2017
Non-accrual Loans and Leases
ALLL / non-accrual loans and leases

Note: Decrease in ALLL/non-accrual loans and leases from 2015 to 2016 primarily driven by purchase credit impaired loans acquired from Fox Chase Bank. In accordance with US GAAP, these loans were marked to fair value and do not have an associated ALLL, at 3/31/17.

Chart data as of December 31 except 2017 which is as of March 31

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Capital Ratios & Requirements



Univest Corporation of Pennsylvania (Parent)
15.0%
10.0%
5.0%
0.0%
8.75%
5.00%
9.41%
8.50%
12.45%
10.50%
Tier 1 (Leverage)
Tier 1 (Common/RBC)
Total (RBC)
Univest Corp of PA (3/31/17)
Required Capital Ratio in 2019 after full Basel III phase-in



Univest Bank & Trust, Co. (Bank)
15.0%
10.0%
5.0%
0.0%
10.44%
5.00%
11.23%
8.50%
11.77%
10.50%
Tier 1 (Leverage)
Tier 1 (Common/RBC)
Total (RBC)
Univest Bank & Trust (3/31/17)
Required Capital Ratio in 2019 after full Basel III phase-in

UNIVEST

BANKING | INSURANCE | INVESTMENTS

univest.net